SUPPLEMENT

DATED OCTOBER 12, 2012 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 30, 2012

(JUNE 1, 2012 FOR THE HARTFORD UNCONTRAINED BOND FUND),

AS SUPPLEMENTED THROUGH JUNE 5, 2012

FOR THE HARTFORD MUTUAL FUNDS, INC. AND

THE HARTFORD MUTUAL FUNDS II, INC. (THE “SAI”)

Effective immediately the above referenced SAI is revised as follows:

Under the heading “Custodian,” the paragraph is deleted in its entirety and replaced with the following:

Portfolio securities of each Fund are held pursuant to a separate Master Custodian Contract between each Company and JPMorgan Chase Bank, N.A., 4 New York Plaza, Floor 12 New York, NY, 10004-2413.

This Supplement should be retained with your SAI for future reference.

October 2012